Exhibit 99.1
Company Update September 11, 2009

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

Five NCEs in Clinical Development for Four Indications RDEA427 RDEA806 RDEA119 RDEA119/ RDEA436 Discovery Preclinical Phase 0/1 Phase 2 A B Phase 3 NNRTI for HIV NNRTI for HIV MEKI for cancer Inflammation 3 Gout RDEA594 RDEA684 MEKI + sorafenib for cancer RDEA119 Gout Partnered with Bayer

Gout/Hyperuricemia 4

Hyperuricemia/Gout - Unmet Medical Need

- Gout is caused by abnormally elevated levels of uric acid (>6.8 mg/dL)
- Painful and debilitating disease
  - Attacks of severe pain/Inflammation
  - Disfiguring nodules (tophi)
  - Kidney damage (nephropathy)
- Increasing incidence and severity in U.S. (> 5,000,000 potential patients)
  - 288% increase in gout related hospitalizations from 1988-2005[1]
  - $11.2 billion hospitalization cost in 2005[1]
- Only one new drug for hyperuricemia in last 40 years
- Hyperuricemia linked to elevated CRP, hypertension, increased mortality in CKD[4] and possibly other cardiovascular risk factors[2]
- ~90% of patients are "under-excretors" of uric acid
- Defect in urate transporter recently found to be genetically linked to gout[3]

[1]Ann Rheum Dis 2008;67(Suppl II):96; [2] *JAMA. 2008;300(8):924-932* [3]*Nature Genetics* **40**, 437 - 442 **(2008)** [4]*Am J Kidney Dis 2009;53:796-803*

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Ardea Biosciences

Refractory Disease Has Not Disappeared 6

Rising Incidence of Combined with Aging Population with Lead to Sharp Increase in Patients Arromdee et al. J Rheumatol. 2002;29:2403-2406. Incidence Rates x 100,000 People Age at Diagnosis of Gout (years) >2-fold increase in the rate of primary gout over the 2 time periods assessed 500 400 300 200 100 0 0 20 40 60 80 100 1995-19961977-1978 } men } women 7

Uric Acid Production and Elimination


Adenosine
Inosine
Hypoxanthine
$O_2^{-}\cdot$
+
Xanthine
Xanthine oxidase
$O_2^{-}\cdot$
+
Uric acid
Allopurinol
Febuxostat
Pegloticase
Urate
Oxidase
RDEA594
Probenecid
Benzbromarone*
Excretion:
Allantoin

*Benzbromarone is a URAT1 inhibitor approved outside of the US and later withdrawn due to liver toxicity.

Hare, J. M. et al. Circulation 2003;107:1951-1953

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Ardea Biosciences

Competitive Landscape

- **Allopurinol – Xanthine Oxidase Inhibitor**
  - 40 year old generic xanthine oxidase inhibitor; 36-42% response rate and 8% SAEs in contemporary studies,[1] and 0.4% incidence of hypersensitivity, which is 20-25% fatal[2]
  - The combination of allopurinol and RDEA594 should be highly synergistic
- **Febuxostat (ULORIC® Takeda) – Xanthine Oxidase Inhibitor**
  - US labeling requires initiation with 40 mg febuxostat, which is equivalent to standard 300 mg allopurinol, then increasing to 80 mg where needed for greater effect; about half of patients with high starting sUA respond at 6 months to 80 mg febuxostat[3]
  - The combination of febuxostat and RDEA594 should be highly synergistic
- **Probenecid – Uricosuric**
  - Older than allopurinol; requires a high dose (1-2 gm/day) with 2-4 times a day dosing.
  - Increases renal excretion of uric acid by blocking a host of renal transporters, which leads to numerous drug interactions
- **Pegloticase (Savient) – PEG-Modified Recombinant Pig Uricase**
  - Infusion reactions/anaphylaxis will limit use to treatment of severe gout that is refractory to conventional therapy

9
[1]Becker et al. N Engl J Med 2005;353:2450-61; [2] Ann Rheum Dis 2008;67(Suppl II):431 [3]2008 ACR

Ardea Biosciences

Unmet Medical Need for New Urate-Lowering Therapy 10 PLEASE RATE THE LEVEL OF UNMET MEDICAL NEED FOR NOVEL URATE- LOWERING THERAPY FOR PATIENTS WITH HYPERURICEMIA/GOUT (CHART)

Unmet Medical Need for Novel Urate-Lowering Therapy That Can Be Combined With Allopurinol 11 PLEASE RATE THE LEVEL OF UNMET MEDICAL NEED FOR AN ORAL URATE- LOWERING THERAPY WITH A NOVEL MECHANISM THAT CAN BE COMBINED WITH ALLOPURINOL (CHART)

Selective URAT1 Transporter Inhibition: The Next Breakthrough in the Treatment of Hyperuricemia/Gout

- URAT1 inhibitors
  - Normalize renal clearance of uric acid (90% of gout patients are under-excretors of uric acid)
  - Induce sustained reduction of serum urate level
  - Have been successfully combined with xanthine oxidase (XO) inhibitors
  - Induce dramatic reductions in sUA and tophi

Velocity of Tophi Reduction



sUA Level
6.1-7.0
5.1-6.0
4.1-5.0
≤4
0
.5
1
1.5
2
Velocity of Tophi Reduction (mm/Month)

Perez-Ruiz F, Arthritis Rheum 2002;47:356-360

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Ardea Biosciences

Allopurinol Results From Febuxostat Phase 3's 13 Febuxostat Phase 3 Study Results Febuxostat Phase 3 Study Results APEX 28-Week Study FACT 52-week Study CONFIRMS 28-Week Study Allopurinol 300/100mg QD (n=263) Allopurinol 300mg QD(n=242) Allopurinol 100/300mg QD(n=755) Proportion of patients at final visit with sUA: <6 mg/dL 39% 36% 42% Proportion of patients at final visit with sUA: <5 mg/dL 13% 13% 13% Proportion of patients at final visit with sUA: <4 mg/dL 2% 2% 2% % sUA Change -34% -33% -31% US guidelines are to reduce sUA to < 6 mg/dLBritish guidelines are to reduce sUA to < 5 mg/dLMajority of patients do not reach < 6 mg/dL on standard doses of allopurinol alone, and only 13% reach levels below 5 mg/dL

Uric Acid-Lowering Was Noticed With RDEA806

- Up to 45% reductions in serum urate (sUA) were observed in healthy volunteers in the 10-day MAD study
- Uric acid reductions of were also observed in all HIV patients in the Phase 2a monotherapy study with RDEA806
- A 28-day proof-of-concept study with RDEA806 in gout patients confirmed its activity and tolerability in the target patient population with sUA reductions averaging 36%, with individual reductions up to 60%
- All efforts in gout were then shifted to RDEA806's main metabolite, RDEA594, believed to be responsible for the uric acid lowering effects.
- Over 250 subjects have received RDEA806 (and exposed to RDEA594) with:
  - No SAEs, deaths or discontinuations due to adverse events
  - No clinically significant changes in physical exam findings or vital signs
  - No clinically significant changes in laboratory parameters except sUA

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Ardea Biosciences

RDEA594 Preclinical Background

- RDEA594 is a selective inhibitor of the URAT1 renal transporter (EC_{50} = 5-10 μM) without antiviral activity
- No effect on OAT1 and OAT3 transporters (no interaction with antivirals or other drugs secreted by these transporters)
- Limited metabolism by CYP450
  - Inhibitors or inducers will not effect RDEA594 metabolism
  - No inhibition and only slight induction of CYP450 3A4, so limited potential for drug interactions
- No mitochondrial toxicity
- Extensively produced in rodents and primates used in 6-month and 9-month toxicology studies completed with RDEA806; chronic toxicology with RDEA594 underway
- Water soluble, allowing for preparation of easy to swallow tablets
- Composition of matter and use patents filed in 2008

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Ardea Biosciences

RDEA594 – Preclinical Safety Status

- Chronic 6-month rat study has completed dosing
  - 13-week interim data including clinical chemistry and histopathology indicate no significant organ toxicity up to 300 mg/kg/day
  - 6-month data including gross observations consistent with 13-week results, histopathology pending
- Chronic 12-month monkey study reached its mid-point
  - Interim necropsy at 6 months no significant gross findings or clinical chemistry results at doses up to 300 mg/kg/day
- Plans to initiate carcinogenicity studies early next year
- Relative exposure of RDEA594 in animals and man:

	Dose	AUC* (µg·hr/mL)	Cmax* (µg/mL)
Rat	300 mg/kg	1550	166
Monkey	300 mg/kg	308	43
Human	200 mg QD	31	5.6

*Average of male and female animals from 28-day study

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Ardea Biosciences

RDEA594, a Metabolite of RDEA806, is Believed to be Responsible for Uric Acid Lowering

~100% of uric acid is initially filtered through glomerular filtration


RDEA594
URAT1
<99%
Reabsorption
Proximal Tubule
Secretion (~50%)
Reabsorption (~10% fine tuning)
Increased Excretion

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

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Ardea Biosciences

(CHART) Steady-State Plasma Concentration Profiles of RDEA594 in MAD Study 18 100 mg Solution (fed) 200 mg IR Capsules (fasted) 400 mg IR Capsules (fasted)

(CHART) Reduction of Serum Uric Acid by RDEA594 in MAD Study 19 *P<0.05, ** P<0.01, ***P<0.001 vs placebo ** *** *** ** ** ** ** *** *** *** *** ** ** * * * * *

Phase 1 MAD Safety Summary 20 Number of Subjects with Adverse Events - n (%) Number of Subjects with Adverse Events - n (%) Number of Subjects with Adverse Events - n (%) Number of Subjects with Adverse Events - n (%) Number of Subjects with Adverse Events - n (%) Number of Subjects with Adverse Events - n (%) Adverse Event 100 mg(fed)(N=6) 200 mg (fed)(N=6) 200 mg (fasted)(N=6) 400 mg (fasted)(N=6) Placebo(N=8) Total Active(N=24) Abdominal Pain 1 (17) 2 (33) 3 (13) Diarrhoea 1 (17) 2 (33) 2 (33) 2 (25) 5 (21) Back Pain 1 (17) 1 (17) 1 (13) 2 (8) Dizziness 1 (17) 2 (33) 1 (13) 3 (13) Headache 2 (33) 1 (17) 3 (13) Oropharyngeal Pain 2 (33) 2 (33) 1 (17) 1 (13) 5 (21)

RDEA594-102 MAD Safety Summary No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signsNo clinically significant changes in laboratory parameters except for changes in serum uric acid levels (desired pharmacological effect)No clinically significant ECG findings including interval measurementsNo dose-related increase in adverse eventsAll events were transient and mild to moderate in severity, with the exception of a severe event on placeboNo imbalance between drug and placebo (full safety data on EULAR poster) 21

Arm 1:RDEA594 200 mg QD Promising Interim Results in RDEA594 Phase 2a Study in Gout Patients - Drug Works in Gout Patients Colchicine Treatment 7-21 days 1 weeks 2 weeks total with dose escalation of RDEA594 after Week 1 1 week Randomize if No gout flare during 2 weeks of colchicine Off drug Off drug Arm 2: Placebo 400 mg QD Off drug Arm 3: Allopurinol 300 mg QD 5 pts 5 pts 10 pts ScreeningPeriod Treatment Arm Response RateDay 7 Response RateDay 8 RDEA594 4/7 6/7 Placebo 0/4 0/4 Allopurinol 2/3 2/3 Day: 1 7 8 14 Preliminary results as of 6/11/09 22

Arm 1:RDEA594 200 mg QD RDEA594 Phase 2a Pilot Study in Gout Patients Combination Arm Added - Data at ACR Colchicine Treatment 7-21 days 1 weeks 2 weeks total with dose escalation of RDEA594 after Week 1 1 week Randomize if No gout flare during 2 weeks of colchicine Off drug Off drug Arm 2: Placebo 400 mg QD Off drug Arm 3: Allopurinol 300 mg QD 5 pts 6 pts 10 pts ScreeningPeriod Day: 1 14 CONFIDENTIAL 23 RDEA594 200 mg QD + Allo Off drug 5 pts 400 mg QD + Allopurinol Allopurinol

Four Studies in Phase 2 Program Focuses on Potential Commercial Opportunities for RDEA594

- Monotherapy
  - inadequate responders to allopurinol
  - patients who are intolerant to allopurinol
  - first-line treatment (not primary target)
- Combination with allopurinol
  - 60% of allopurinol patients don't respond adequately
  - Potential for fixed combination to move into first-line
- Patients with renal impairment
  - Dose reduction of allopurinol reduces efficacy in this group
- Combination with febuxostat
  - Treatment failure gout patients, either before or after pegloticase

24 Ardea Biosciences

RDEA594 Phase 2b Monotherapy Dose- Response, Safety and Efficacy Study 21 days 2 weeks 4 weeks 2 weeks Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL)total of 160 patients in 4 treatment arms Duration: 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up: dose will be titrated up weekly to reduce possible gout flares and nephrolithiasisEndpoints: Proportion of subjects with sUA level < 6.0 mg/dL at Day 28safety and tolerability of the combination versus placebo Arm 1: RDEA594 200 mg - 35 pts ScreeningPeriodWashout of urate lowering therapy Colchicine Treatment Randomize if no gout flare during 2 weeks of colchicine Off drug Arm 2: RDEA594 400 mg - 35 pts Off drug Arm 4: RDEA594 Placebo - 35 pts Off drug Arm 3: RDEA594 600 mg - 35 pts Off drug 25

RDEA594 Phase 2b Allopurinol Add-On Combination Safety and Efficacy Study

- Dose Escalation Based on sUA Lowering with 200 mg RDEA594:
  - 18 patients including 12 patients randomized to RDEA594 and 6 patients randomized to placebo


RDEA594 200 mg or placebo plus allopurinol 300 mg
or
RDEA594 300 mg and 400 mg or placebo plus allopurinol 300 mg
RDEA594 100 mg and 300 mg or placebo plus allopurinol 300 mg

- Dose Escalation/Reduction Cohorts:
  - 36 patients, including 24 patients randomized to RDEA594 and 12 patients randomized to placebo per cohort
  - Dose Reduction Cohorts: if ≥75% of patients have sUA < 5 mg/dL, then go to100 mg QD and 300 mg QD, and full 36 patients on 200 mg QD
  - Dose Escalation Cohorts: if <75% meet criteria, then go to 300 mg and 400 mg QD
- Study Design – all cohorts:
  - Double-blind, randomized, placebo-controlled
  - Dose will be titrated up weekly to reduce possible gout flares and nephrolithiasis
  - Same design as Phase 2 dose response study, with colchicine given for gout flare prophylaxis

26 Ardea Biosciences

27 There is a large unmet need for new treatments for this debilitating diseaseRDEA594, a selective URAT1 transport inhibitor, targets the physiologic cause of the vast majority of patients with hyperuricemia: uric acid under-excretionClinical proof-of-concept has been achieved, with statistically and clinically significant reductions in uric acid in both healthy volunteers and in patients with hyperuricemia and goutRDEA594 has been well tolerated in over 100 subjects at doses up to 600 mg and more than 250 subjects dosed with its prodrug, RDEA806The Phase 2 development program for RDEA594 is designed to demonstrate its broad clinical utility and to provide multiple Phase 3 options for further development Gout/Hyperuricemia Program Summary

HIV 28

RDEA806 Appears to Be an Ideal Candidate for the Majority of Naïve HIV Patients

- ✓ Highly active against efavirenz-resistant strains
- ✓ High genetic barrier to resistance
- ✓ Better safety profile than efavirenz
  - ✓ Reduced CNS toxicity
  - ✓ Improved lipid profile
- ✓ Easy to formulate in combination pill
- ✓ Once daily dosing (8 to13-hour half-life)
- ✓ Can be used in combination with current drugs with reduced concern for significant drug interactions
  - ✓ Limited metabolism by CYP450
  - ✓ No significant inhibition or induction of CYP450
- ✓ Not metabolized by CYP450 2B6 (no PK issue in African-Americans)
- ✓ No reproductive toxicity, so safer for women
- ✓ Less risk of QTc prolongation than other approved or investigational first-line treatments for naïve HIV patients

29
Ardea Biosciences

Efavirenz is Not Suited for the Majority of Naive Patients *Estimates Out of 56,300 New Cases in 2006; CDC, New Estimates of HIV Infections The red slices represent new HIV patients where efavirenz is not the drug of choice, but where RDEA806 would be an ideal treatment. This represents >50% of the naive patient population. 30

Days Robust Reductions in Viral Load with Monotherapy RDEA806* (CHART) Last Dose * Viral load reduction censored in 4 patients who reached 50 copies/ml LOQ of assay. Several patients started on triple therapy after Day 10 and prior to follow-up visit. 31

(CHART) RDEA427 Has Superior Resistance Profile to Other NNRTIs 32

Cancer/Inflammation 33

The Age of Targeted Cancer Treatments


GF
Herceptin, Erbitux
RTK
Tarceva
Ras
Raf
Nexavar
ARRY-142886 (Ph 2)
XL518 (Ph 1)
RDEA119 (Ph 1/2)
MEK
ERK2
cPLA2
ERK2
Proliferation
Angiogenesis
Differentiation
Apoptosis
c-Myc
Elk-1
MNK1/2
c-Jun
PDE4
Bcl-2
Mcl-1
MAPKAPK1/3

34
Ardea Biosciences

RDEA119 is Potent, Highly Specific MEK Inhibitor Inhibitor Inhibitor >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** *Cell lines: Colo205, A375, A431, HT-29 ** In-house data 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901(Pfizer) % Inhibition 35

Synergy between RDEA119 and Sorafenib in Hepatoma Cancer Lines (CHART) (CHART)

RDEA119 Steady-State Plasma Concentrations in Advanced Cancer Patients 100 mg 60 mg 40 mg 30 mg 20 mg 10 mg 6 mg 4 mg 2 mg Shaded area represents Cmin free drug plasma levels observed in xenograft studies up to 25 mg/kg BID, which produced >100% tumor growth inhibition (TGI) QD Dose 37 Mean RDEA119 Plasma Concentration (ng/ml)

Phase 1/2 Advanced Cancer Sorafenib Combination Study

Study	RDEA119-103
Primary Endpoint	Safety and tolerability of RDEA119 in combination with sorafenib
Secondary Endpoints	PK, PD, efficacy
Location	University of Pennsylvania
Study Population	Advanced cancer patients, all-comers until DLT reached, then expanded group of patients with specific tumors (renal, hepatocellular and thyroid)
Duration	28-day cycles, with no break between cycles
# Patients	~18 patients to reach DLT; expanded cohort will enroll an additional 20-30 patients
Timing	In dose escalation phase: sorafenib 400 mg BID plus RDEA119 10 mg BID

DLT = dose-limiting toxicity

38

Ardea Biosciences

Financial Position Summary Statement of Operations(In thousands, except per share data) Six Months EndedJune 30, 2009 RevenueOperating expensesOther income (expense) $ 5,512 27,124 (454) NET LOSS $(22,066) NET LOSS PER SHARE $(1.23) 18.3 million common shares outstandingExpect 2009 year-end cash balance $50 - $55 millionCash sufficient to fund operations through 1Q11, not including additional partnering revenueEstimated cost savings from restructuring $2.3 million in 2009 & $6.6 million per year thereafterMultiple partnering opportunities Condensed Balance Sheet Data(In thousands) June 30, 2009 Dec 31, 2008 Cash, equivalents & ST investTotal assetsTotal stockholders' equity $70,091$73,953$28,583 $57,743$61,475$45,958 39

Near-Term Anticipated Milestones Near-Term Anticipated Milestones 40